UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number	811-43

DWS Investment Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	09/30

Date of reporting period:	03/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

MARCH 31, 2006

Semiannual Report
to Shareholders

DWS Capital Growth Fund

(formerly Scudder Capital Growth Fund)

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Other Information

Click Here Account Management Resources

Click Here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary March 31, 2006

Classes A, B, C, R and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Class R and Institutional Class shares are not subject to sales charges.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class A, Class B and Institutional Class shares and for the 1-year, 3-year, 5-year and 10-year periods shown for Class C and Class R shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares prior to their inception on June 25, 2001 and for Class R shares prior to its inception on November 3, 2003 are derived from the historical performance of Class AARP shares of the DWS Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 3/31/06
DWS Capital Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class A	5.04%	13.13%	14.78%	.44%	6.66%
Class B	4.55%	12.09%	13.82%	-.38%	5.80%
Class C	4.57%	12.12%	13.87%	-.35%	5.83%
Class R	4.89%	12.77%	14.48%	.13%	6.31%
S&P 500 Index+	6.38%	11.73%	17.22%	3.97%	8.95%
Russell 1000 Growth Index++	6.16%	13.14%	14.80%	1.66%	6.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Average Annual Total Returns as of 3/31/06
DWS Capital Growth Fund	6-Month*	1-Year	3-Year	Life of Class*
Institutional Class	5.22%	13.52%	15.26%	9.18%
S&P 500 Index+	6.38%	11.73%	17.22%	12.14%
Russell 1000 Growth Index++	6.16%	13.14%	14.80%	10.66%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Institutional Class
Net Asset Value: 3/31/06	$ 48.15	$ 46.38	$ 46.43	$ 48.23	$ 48.45
9/30/05	$ 45.84	$ 44.36	$ 44.40	$ 45.98	$ 46.23
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ —	$ —	$ —	$ —	$ .19
Class A Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	412	of	694	60
3-Year	252	of	593	43

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Capital Growth Fund — Class A [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 3/31/06
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,663	$14,251	$9,633	$17,959
	Average annual total return	6.63%	12.53%	-.74%	6.03%
Class B	Growth of $10,000	$10,909	$14,544	$9,711	$17,570
	Average annual total return	9.09%	13.30%	-.59%	5.80%
Class C	Growth of $10,000	$11,212	$14,763	$9,824	$17,619
	Average annual total return	12.12%	13.87%	-.35%	5.83%
Class R	Growth of $10,000	$11,277	$15,002	$10,065	$18,443
	Average annual total return	12.77%	14.48%	.13%	6.31%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Russell 1000 Growth Index++	Growth of $10,000	$11,314	$15,129	$10,859	$18,765
	Average annual total return	13.14%	14.80%	1.66%	6.50%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Growth of an Assumed $1,000,000 Investment
[] DWS Capital Growth Fund — Institutional Class [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Capital Growth Fund		1-Year	3-Year	Life of Class*
Institutional Class	Growth of $1,000,000	$1,135,200	$1,531,100	$1,373,700
	Average annual total return	13.52%	15.26%	9.18%
S&P 500 Index+	Growth of $1,000,000	$1,117,300	$1,610,700	$1,507,700
	Average annual total return	11.73%	17.22%	12.14%
Russell 1000 Growth Index++	Growth of $1,000,000	$1,131,400	$1,512,900	$1,437,400
	Average annual total return	13.14%	14.80%	10.66%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class shares is $1,000,000.

* Institutional Class shares commenced operations on August 19, 2002. Index returns began on August 31, 2002.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, shareholders redeeming shares held less than 15 days will have a lower total return due to the effect of the 2% short-term redemption fee.

Returns and rankings during all periods shown for Class AARP shares and for the 3-year, 5-year and 10-year periods shown for Class S shares reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class S shares prior to its inception on July 17, 2000 are derived from the historical performance of Class AARP shares of the DWS Capital Growth Fund during such periods and have assumed the same expense structure during such periods. Any difference in expenses will affect performance.

Average Annual Total Returns as of 3/31/06
DWS Capital Growth Fund	6-Month*	1-Year	3-Year	5-Year	10-Year
Class AARP	5.18%	13.43%	15.13%	.72%	6.96%
Class S	5.11%	13.33%	15.04%	.68%	6.94%
S&P 500 Index+	6.38%	11.73%	17.22%	3.97%	8.95%
Russell 1000 Growth Index++	6.16%	13.14%	14.80%	1.66%	6.50%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* Total returns shown for periods less than one year are not annualized.

Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/06	$ 48.47	$ 48.50
9/30/05	$ 46.20	$ 46.20
Distribution Information: Six Months: Income Dividends as of 3/31/06	$ .12	$ .07
Class AARP Lipper Rankings — Large-Cap Growth Funds Category as of 3/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	391	of	694	57
3-Year	221	of	593	38
5-Year	247	of	479	52
10-Year	72	of	163	44

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class AARP shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Capital Growth Fund — Class AARP [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31
Comparative Results as of 3/31/06
DWS Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$11,343	$15,262	$10,367	$19,595
	Average annual total return	13.43%	15.13%	.72%	6.96%
Class S	Growth of $10,000	$11,333	$15,225	$10,345	$19,554
	Average annual total return	13.33%	15.04%	.68%	6.94%
S&P 500 Index+	Growth of $10,000	$11,173	$16,107	$12,148	$23,574
	Average annual total return	11.73%	17.22%	3.97%	8.95%
Russell 1000 Growth Index++	Growth of $10,000	$11,314	$15,129	$10,859	$18,765
	Average annual total return	13.14%	14.80%	1.66%	6.50%

The growth of $10,000 is cumulative.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

++ The Russell 1000 Growth Index is an unmanaged index that consists of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B, AARP and Institutional shares limited these expenses; had they not done so, expenses would have been higher. The tables are based on an investment of $1,000 made at the beginning of the six-month period ended March 31, 2006.

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,050.40	$ 1,045.50	$ 1,045.70	$ 1,048.90	$ 1,051.80	$ 1,051.10	$ 1,052.20
Expenses Paid per $1,000*	$ 5.42	$ 10.20	$ 9.89	$ 6.85	$ 4.09	$ 4.65	$ 3.68
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
Beginning Account Value 10/1/05	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 3/31/06	$ 1,019.65	$ 1,014.96	$ 1,015.26	$ 1,018.25	$ 1,020.94	$ 1,020.39	$ 1,021.34
Expenses Paid per $1,000*	$ 5.34	$ 10.05	$ 9.75	$ 6.74	$ 4.03	$ 4.58	$ 3.63

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class AARP	Class S	Institutional Class
DWS Capital Growth Fund	1.06%	2.00%	1.94%	1.34%	.80%	.91%	.72%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Julie M. Van Cleave, Jack A. Zehner  and Thomas J. Schmid, who serve as portfolio co-managers, discuss DWS Capital Growth Fund's performance, strategy and the market environment during the six-month period ended March 31, 2006.

Q: How would you describe the economic and market environment over the last six months?

A: Both the economy and the stock market demonstrated considerable resilience over this period. Investors looked past potential problems such as rising interest rates, high energy prices and a slowing real estate market. Instead, they chose to focus on the positives of continued strong economic and corporate profit growth, expanding profit margins and reasonable equity-valuation levels. This optimism and resilience resulted in positive equity market returns over the last six months. However, there were significant performance disparities among market capitalizations. Smaller-capitalization stocks outperformed larger-cap stocks over this period, with dramatically higher returns in the first quarter of 2006. Looking forward, momentum should shift to larger-cap stocks as has historically been the case in the latter stages of an economic expansion. In recent months, there has been increasing evidence that the economy may indeed be slowing and that the Federal Reserve Board's (the Fed) interest-rate increases are having the intended effect on the economy and inflation.

Q: How did the fund perform during this period?

A: DWS Capital Growth Fund Class A shares produced a total return of 5.04% for the six months ended March 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 10 for complete performance information.) The fund's return was below that of its benchmarks, the Russell 1000 Growth Index, which had a return of 6.16%, and the Standard and Poor's 500 (S&P 500) Index, which had a return of 6.38%.1 The fund's return for the period was also below the midpoint of its peer group, the Lipper Large-Cap Growth Funds category, which had an average return of 6.35%.2 During this period strong security selection was overshadowed by disappointing sector allocation.

1 The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 The Lipper Large-Cap Growth Funds category is an unmanaged group of mutual funds that invest primarily in large-cap stocks with a greater-than-average growth orientation compared with the overall market. It is not possible to invest directly into a Lipper category.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine which industries are likely to be the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with a team of research analysts to identify companies that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

We manage the fund with a broad representation of companies, industries and sectors, focusing on high-quality companies with consistent earnings growth. This strategy, along with the use of analytic tools to monitor the fund's risk profile, produces a diversified large-cap growth portfolio that is designed to have lower volatility than its two benchmarks, the Russell 1000 Growth Index and the S&P 500 Index.

Q: How have you positioned the fund relative to its benchmarks?

A: We always maintain a diversified portfolio of holdings, with broad representation among industry groups. Throughout the last six months, indeed for several years, we have maintained a significantly higher weight than the Russell 1000 Growth Index in energy. Over the last six months, the portfolio was modestly overweight in financials and health care and underweight in materials, industrials, consumer staples and consumer discretionary.3 We currently have no positions in telecommunications or utilities.

3 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

Q: Will you explain your investment choices and how they affected performance?

A: Our major strategic theme is a greater emphasis on energy stocks than the benchmarks. Expanding world economies are increasing global demand for energy, but investment in finding and developing new energy reserves has been inadequate for many years. We believe that this situation creates a major opportunity for companies in the position to identify new energy sources, service them and convert them to usable form.

Accordingly, the portfolio has three areas of emphasis within the energy group: equipment and services companies such as Schlumberger, Inc. and Transocean, Inc.; North American natural gas companies such as EOG Resources, Inc.; and refiners such as Valero Energy Corp. In the fourth quarter of 2005, investors took advantage of higher prices for energy stocks to sell and realize some of their capital gains in these stocks; as a result, energy stocks were down for the quarter. The sector was still the strongest by far for the full year 2005, and it recovered in the first quarter of 2006. For the six-month period, our security selection among energy stocks proved to be a positive for performance, both on an absolute basis and relative to the benchmarks. Schlumberger, Inc., Transocean, Inc. and Baker Hughes, Inc. were among our strongest energy holdings. We believe that 2006 and 2007 will prove to be strong years for capital expenditures in the energy industry, and we believe these companies will continue to benefit. We continue to be comfortable with our strategic overweight in the energy sector and feel that long-term growth opportunities continue to exist in the sector.

Q: What other strategic decisions have had an important impact on performance?

A: In the financials sector, regulatory issues and concern over rising interest rates led to weakness in the insurance and mortgage/thrift industries. We have avoided exposure to these problems by being underweight in insurance and in interest-sensitive stocks. Our financial holdings focus on capital markets stocks such as Lehman Brothers Holdings, Inc., Merrill Lynch & Co. Inc. and The Goldman Sachs Group, Inc., all of which contributed to performance over the last six months. We believe that these companies will continue to benefit from strong merger and acquisition activity made possible by ample cash on corporate balance sheets as well as from their proprietary trading activities.

Detracting from quarterly returns was the portfolio's positioning within the information technology sector. Strong selection within the semiconductor industry was offset by weakness in holdings such as Fiserv, Inc., which declined approximately 7%, and Electronic Arts, Inc., which lost nearly 4%.

In health care, our emphasis is on biotechnology and medical equipment and services; we have limited exposure to large pharmaceutical companies because we believe their growth potential is constrained by a lack of innovation. Over the last six months, biotechnology positions such as Gilead Sciences, Inc. helped performance, but health care providers such as UnitedHealth Group, Inc. and equipment companies such as Zimmer Holdings, Inc. detracted.

In the consumer discretionary sector, a particularly good performer was McGraw-Hill Companies, Inc., a global publishing, information and media services company. This stock is a good example of our philosophy of finding growth in industries not widely regarded as having strong growth prospects. Many of this company's businesses are performing well, especially its financial information business, Standard & Poor's, which is benefiting from increasing demand for its bond rating services. Additionally within the sector, omnipresent Starbucks Corp. gained more than 50% after reporting strong earnings and an increase in same-store sales.

Q: What other comments do you have for shareholders?

A: Despite the considerable amount of uncertainty surrounding the equity market, we remain cautiously optimistic. It is our belief that large-cap growth stocks are poised for a period of strong absolute and relative performance. Furthermore, we are confident that our style of large-cap growth management will be rewarded. Historically, as profit cycles have decelerated, which is likely to be the case in 2006, high-quality companies have been the best performers. It was our dedication to owning quality companies coupled with our philosophy of finding growth across market sectors and maintaining a high level of diversification that allowed us to produce consistent, competitive returns. This same philosophy and process should benefit DWS Capital Growth Fund going forward.

In closing, we thank our investors for continued interest in the fund. We believe that a well-diversified portfolio of large-growth companies is an excellent equity vehicle for many investors.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation	3/31/06	9/30/05

Common Stocks	99%	98%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	3/31/06	9/30/05

Information Technology	26%	26%
Health Care	19%	21%
Energy	15%	14%
Consumer Staples	12%	10%
Consumer Discretionary	10%	13%
Industrials	9%	8%
Financials	8%	7%
Materials	1%	1%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2006 (25.8% of Net Assets)
1. Microsoft Corp. Developer of computer software	3.4%
2. General Electric Co. Industrial conglomerate	3.0%
3. Johnson & Johnson Provider of health care products	3.0%
4. UnitedHealth Group, Inc. Operator of organized health systems	2.9%
5. Genentech, Inc. Developer and discoverer of human pharmaceuticals	2.5%
6. PepsiCo, Inc. Provider of soft drinks, snack foods and food services	2.3%
7. United Technologies Corp. Manufacturer of aerospace equipment, climate control systems and elevators	2.2%
8. Schlumberger Ltd. Provider of technology services to the petroleum industry	2.2%
9. Gilead Sciences, Inc. Developer of nucleotide pharmaceuticals	2.2%
10. Procter & Gamble Co. Manufacturer of diversified consumer products	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 551-5850.

Investment Portfolio as of March 31, 2006 (Unaudited)

	Shares	Value ($)

Common Stocks 98.5%
Consumer Discretionary 10.3%
Automobiles 0.9%
Harley-Davidson, Inc.	345,900	17,945,292
Hotels Restaurants & Leisure 1.0%
Starbucks Corp.*	496,100	18,673,204
Household Durables 0.7%
Fortune Brands, Inc.	171,100	13,795,793
Media 2.8%
McGraw-Hill Companies, Inc.	530,100	30,544,362
Omnicom Group, Inc.	289,700	24,117,525
		54,661,887
Multiline Retail 2.6%
Kohl's Corp.*	338,900	17,965,089
Target Corp.	612,100	31,835,321
		49,800,410
Specialty Retail 2.3%
Bed Bath & Beyond, Inc.*	215,400	8,271,360
Home Depot, Inc.	123,400	5,219,820
Lowe's Companies, Inc.	179,300	11,554,092
Staples, Inc.	795,950	20,312,644
		45,357,916
Consumer Staples 11.4%
Beverages 2.8%
Diageo PLC	541,247	8,524,382
PepsiCo, Inc.	783,600	45,284,244
		53,808,626
Food & Staples Retailing 3.3%
Groupe Danone	70,157	8,595,494
Wal-Mart Stores, Inc.	518,000	24,470,320
Walgreen Co.	723,500	31,204,555
		64,270,369
Food Products 2.4%
Dean Foods Co.*	414,200	16,083,386
Kellogg Co.	397,600	17,510,304
The Hershey Co.	235,500	12,300,165
		45,893,855
Household Products 2.9%
Colgate-Palmolive Co.	279,100	15,936,610
Procter & Gamble Co.	715,000	41,198,300
		57,134,910
Energy 14.9%
Energy Equipment & Services 7.7%
Baker Hughes, Inc.	485,700	33,221,880
Halliburton Co.	277,300	20,248,446
Noble Corp.	226,400	18,361,040
Schlumberger Ltd.	334,400	42,325,008
Transocean, Inc.*	431,950	34,685,585
		148,841,959
Oil, Gas & Consumable Fuels 7.2%
ConocoPhillips	535,350	33,807,353
Devon Energy Corp.	491,900	30,089,523
EOG Resources, Inc.	414,700	29,858,400
Valero Energy Corp.	491,200	29,363,936
XTO Energy, Inc.	381,300	16,613,241
		139,732,453
Financials 7.5%
Banks 1.2%
Bank of America Corp.	501,900	22,856,526
Capital Markets 3.3%
Lehman Brothers Holdings, Inc.	124,600	18,008,438
Merrill Lynch & Co., Inc.	276,400	21,769,264
The Goldman Sachs Group, Inc.	153,100	24,030,576
		63,808,278
Consumer Finance 0.9%
American Express Co.	330,300	17,357,265
Diversified Financial Services 0.5%
Citigroup, Inc.	205,466	9,704,159
Insurance 1.6%
AFLAC, Inc.	470,100	21,215,613
Genworth Financial, Inc. "A"	332,700	11,122,161
		32,337,774
Health Care 19.1%
Biotechnology 5.8%
Amgen, Inc.*	306,000	22,261,500
Genentech, Inc.*	568,700	48,060,837
Gilead Sciences, Inc.*	677,900	42,178,938
		112,501,275
Health Care Equipment & Supplies 4.7%
Baxter International, Inc.	438,000	16,998,780
Boston Scientific Corp.*	474,900	10,946,445
C.R. Bard, Inc.	189,700	12,863,557
Medtronic, Inc.	478,000	24,258,500
Zimmer Holdings, Inc.*	391,130	26,440,388
		91,507,670
Health Care Providers & Services 2.9%
UnitedHealth Group, Inc.	1,015,500	56,725,830
Pharmaceuticals 5.7%
Abbott Laboratories	693,900	29,469,933
Eli Lilly & Co.	225,600	12,475,680
Johnson & Johnson	973,306	57,639,181
Teva Pharmaceutical Industries Ltd. (ADR)	231,800	9,545,524
		109,130,318
Industrials 9.0%
Aerospace & Defense 2.2%
United Technologies Corp.	733,000	42,492,010
Air Freight & Logistics 1.4%
FedEx Corp.	242,700	27,410,538
Electrical Equipment 1.4%
Emerson Electric Co.	313,300	26,201,279
Industrial Conglomerates 3.0%
General Electric Co.	1,670,600	58,103,468
Machinery 1.0%
Caterpillar, Inc.	278,900	20,027,809
Information Technology 25.4%
Communications Equipment 3.0%
Cisco Systems, Inc.*	1,283,550	27,814,528
QUALCOMM, Inc.	584,700	29,591,667
		57,406,195
Computers & Peripherals 4.7%
Apple Computer, Inc.*	432,500	27,126,400
Dell, Inc.*	409,200	12,177,792
EMC Corp.*	2,241,600	30,553,008
International Business Machines Corp.	263,300	21,714,351
		91,571,551
Internet Software & Services 2.4%
eBay, Inc.*	435,500	17,010,630
Google, Inc. "A"*	33,200	12,948,000
Yahoo!, Inc.*	525,300	16,946,178
		46,904,808
IT Consulting & Services 2.8%
Accenture Ltd. "A"	795,100	23,908,657
Fiserv, Inc.*	345,400	14,696,770
Paychex, Inc.	393,000	16,372,380
		54,977,807
Semiconductors & Semiconductor Equipment 6.5%
Broadcom Corp. "A"*	873,050	37,680,838
Intel Corp.	1,200,390	23,227,547
Linear Technology Corp.	523,980	18,381,218
Maxim Integrated Products, Inc.	499,500	18,556,425
Texas Instruments, Inc.	834,300	27,089,721
		124,935,749
Software 6.0%
Adobe Systems, Inc.	521,200	18,200,304
Electronic Arts, Inc.*	362,600	19,841,472
Microsoft Corp.	2,463,680	67,036,733
Oracle Corp.*	835,900	11,443,471
		116,521,980
Materials 0.9%
Chemicals
Ecolab, Inc.	486,100	18,569,020
Total Common Stocks (Cost $1,278,375,096)		1,910,967,983

Cash Equivalents 1.1%
Cash Management QP Trust, 4.64%(a) (Cost $20,069,972)	20,069,972	20,069,972

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,298,445,068)+	99.6	1,931,037,955
Other Assets and Liabilities, Net	0.4	8,485,871
Net Assets	100.0	1,939,523,826

* Non-income producing security.

+ The cost for federal income tax purposes was $1,302,774,640. At March 31, 2006, net unrealized appreciation for all securities based on tax cost was $628,263,315. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $648,974,351 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,711,036.

(a) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $1,278,375,096)	$ 1,910,967,983
Investment in Cash Management QP Trust (cost $20,069,972)	20,069,972
Total investments in securities, at value (cost $1,298,445,068)	1,931,037,955
Cash	10,404
Receivable for investments sold	17,592,667
Dividends receivable	1,088,909
Interest receivable	98,739
Receivable for Fund shares sold	453,006
Other assets	93,718
Total assets	1,950,375,398
Liabilities
Payable for Fund shares redeemed	2,228,453
Payable for investments purchased	6,240,602
Accrued management fee	867,731
Other accrued expenses and payables	1,514,786
Total liabilities	10,851,572
Net assets, at value	$ 1,939,523,826
Net Assets
Net assets consist of: Undistributed net investment income	1,167,427
Net unrealized appreciation (depreciation) on: Investments	632,592,887
Foreign currency related transactions	107
Accumulated net realized gain (loss)	(1,063,191,348)
Paid-in capital	2,368,954,753
Net assets, at value	$ 1,939,523,826

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2006 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($832,235,290 ÷ 17,283,234 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 48.15
Maximum offering price per share (100 ÷ 94.25 of $48.15)	$ 51.09

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($71,127,011 ÷ 1,533,716 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 46.38

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($34,152,671 ÷ 735,593 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 46.43
Class R Net Asset Value, offering and redemption price(a) per share ($1,683,371 ÷ 34,904 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 48.23
Class AARP Net Asset Value, offering and redemption price(a) per share ($873,782,487 ÷ 18,027,620 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 48.47
Class S Net Asset Value, offering and redemption price(a) per share ($97,359,068 ÷ 2,007,565 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 48.50
Institutional Class Net Asset Value, offering and redemption price(a) per share ($29,183,928 ÷ 602,365 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 48.45

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2006 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $3,541)	$ 10,477,457
Interest — Cash Management QP Trust	503,240
Interest	398
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,874
Total Income	10,985,969
Expenses: Management fee	5,347,748
Services to shareholders	2,640,254
Custodian and accounting fees	111,281
Distribution service fees	1,567,064
Auditing	41,144
Legal	33,627
Trustees' fees and expenses	28,009
Reports to shareholders	93,790
Registration fees	37,327
Other	42,603
Total expenses before expense reductions	9,942,847
Expense reductions	(278,497)
Total expenses after expense reductions	9,664,350
Net investment income (loss)	1,321,619
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	59,818,873
Foreign currency related transactions	(11,775)
59,807,098
Net unrealized appreciation (depreciation) during the period on: Investments	36,826,564
Foreign currency related transactions	107
36,826,671
Net gain (loss) on investment transactions	96,633,769
Net increase (decrease) in net assets resulting from operations	$ 97,955,388

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2006 (Unaudited)	Year Ended September 30, 2005
Operations: Net investment income (loss)	$ 1,321,619	$ 7,229,245
Net realized gain (loss) on investment transactions	59,807,098	62,223,666
Net unrealized appreciation (depreciation) during the period on investment transactions	36,826,671	145,617,977
Net increase (decrease) in net assets resulting from operations	97,955,388	215,070,888
Distributions to shareholders from: Net investment income: Class A	—	(167,948)
Class AARP	(2,342,013)	(5,151,638)
Class S	(141,598)	(386,224)
Institutional Class	(82,978)	(117,565)
Fund share transactions: Proceeds from shares sold	78,095,611	117,946,676
Net assets acquired in tax-free reorganization	—	832,814,325
Reinvestment of distributions	2,334,642	5,363,757
Cost of shares redeemed	(226,244,266)	(375,330,850)
Redemption fees	1,389	5,108
Net increase (decrease) in net assets from Fund share transactions	(145,812,624)	580,799,016
Increase (decrease) in net assets	(50,423,825)	790,046,529
Net assets at beginning of period	1,989,947,651	1,199,901,122
Net assets at end of period (including undistributed net investment income of $1,167,427 and $2,412,397, respectively)	$ 1,939,523,826	$ 1,989,947,651

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 45.84	$ 40.26	$ 37.08	$ 30.56	$ 39.71	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	.01	.14	(.06)	(.05)	(.13)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.30	5.50	3.24	6.57	(9.00)	(10.33)
Total from investment operations	2.31	5.64	3.18	6.52	(9.13)	(10.40)
Less distributions from: Net investment income	—	(.06)	—	—	—	—
Net realized gain on investment transactions	—	—	—	—	(.02)	—
Total distributions	—	(.06)	—	—	(.02)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 48.15	$ 45.84	$ 40.26	$ 37.08	$ 30.56	$ 39.71
Total Return (%)[d]	5.04f**	14.02[f]	8.58[f]	21.34	(23.04)	(20.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	832	855	110	97	77	101
Ratio of expenses before expense reductions (%)	1.09*	1.10	1.28	1.23	1.13[e]	1.16*
Ratio of expenses after expense reductions (%)	1.06*	1.08	1.25	1.23	1.13[e]	1.16*
Ratio of net investment income (loss) (%)	.06*	.33	(.15)	(.14)	(.32)	(.44)*
Portfolio turnover rate (%)	20*	19	12	22	13	35

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class A shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.36	$ 39.25	$ 36.43	$ 30.25	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	(.19)	(.24)	(.35)	(.30)	(.45)	(.19)
Net realized and unrealized gain (loss) on investment transactions	2.21	5.35	3.17	6.48	(8.91)	(10.29)
Total from investment operations	2.02	5.11	2.82	6.18	(9.36)	(10.48)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	(.02)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.38	$ 44.36	$ 39.25	$ 36.43	$ 30.25	$ 39.63
Total Return (%)[d]	4.55f**	13.02[f]	7.80[f]	20.43	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	71	85	39	45	43	65
Ratio of expenses before expense reductions (%)	2.15*	2.18	2.09	2.00	1.93[e]	1.96*
Ratio of expenses after expense reductions (%)	2.00*	2.01	2.02	2.00	1.93[e]	1.96*
Ratio of net investment income (loss) (%)	(.88)*	(.60)	(.92)	(.91)	(1.12)	(1.24)*
Portfolio turnover rate (%)	20*	19	12	22	13	35

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class B shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 44.40	$ 39.27	$ 36.44	$ 30.26	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	(.18)	(.23)	(.34)	(.30)	(.44)	(.19)
Net realized and unrealized gain (loss) on investment transactions	2.21	5.36	3.17	6.48	8.91	(10.29)
Total from investment operations	2.03	5.13	2.83	6.18	(9.35)	(10.48)
Less distributions from: Net realized gain on investment transactions	—	—	—	—	(.02)	—
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 46.43	$ 44.40	$ 39.27	$ 36.44	$ 30.26	$ 39.63
Total Return (%)[d]	4.57**	13.06[f]	7.79[f]	20.42	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	35	20	19	15	19
Ratio of expenses before expense reductions (%)	1.95*	2.12	2.06	1.98	1.90[e]	1.94*
Ratio of expenses after expense reductions (%)	1.94*	1.99	1.99	1.98	1.90[e]	1.94*
Ratio of net investment income (loss) (%)	(.82)*	(.58)	(.89)	(.89)	(1.09)	(1.22)*
Portfolio turnover rate (%)	20*	19	12	22	13	35

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from June 25, 2001 (commencement of operations of Class C shares) to September 30, 2001.

[c] Based on average shares outstanding during the period.

[d] Total return does not reflect the effect of any sales charges.

[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.

[f] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class R Years Ended September 30,	2006[a]	2005	2004[b]
Selected Per Share Data
Net asset value, beginning of period	$ 45.98	$ 40.46	$ 39.45
Income (loss) from investment operations: Net investment income (loss)[c]	(.06)	(.03)	(.09)
Net realized and unrealized gain (loss) on investment transactions	2.31	5.55	1.13
Total from investment operations	2.25	5.52	1.04
Less distributions from: Net investment income	—	—	(.03)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 48.23	$ 45.98	$ 40.46
Total Return (%)	4.89**	13.64[d]	2.63d**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	1.34
Ratio of expenses before expense reductions (%)	1.35*	1.62	1.64*
Ratio of expenses after expense reductions (%)	1.34*	1.47	1.45*
Ratio of net investment income (loss) (%)	(.22)*	(.06)	(.35)*
Portfolio turnover rate (%)[d]	20*	19	12

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from November 3, 2003 (commencement of operations of Class R shares) to September 30, 2004.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class AARP Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of period	$ 46.20	$ 40.61	$ 37.30	$ 30.66	$ 39.74	$ 73.41
Income (loss) from investment operations: Net investment income (loss)[b]	.07	.26	.07	.04	(.03)	(.07)
Net realized and unrealized gain (loss) on investment transactions	2.32	5.57	3.26	6.60	(9.03)	(25.89)
Total from investment operations	2.39	5.83	3.33	6.64	(9.06)	(25.96)
Less distributions from: Net investment income	(.12)	(.24)	(.02)	—	—	—
Net realized gain on investment transactions	—	—	—	—	(.02)	(7.71)
Total distributions	(.12)	(.24)	(.02)	—	(.02)	(7.71)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 48.47	$ 46.20	$ 40.61	$ 37.30	$ 30.66	$ 39.74
Total Return (%)	5.18c**	14.39	8.93[c]	21.66	(22.85)	(38.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	874	898	922	924	840	1,279
Ratio of expenses before expense reductions (%)	.82*	.81	.95	.97	.87	.88
Ratio of expenses after expense reductions (%)	.80*	.81	.92	.97	.87	.88
Ratio of net investment income (loss) (%)	.32*	.60	.18	.12	(.06)	(.13)
Portfolio turnover rate (%)	20*	19	12	22	13	35

[a] For the six months ended March 31, 2006 (Unaudited).

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended September 30,	2006[a]	2005	2004	2003	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 46.20	$ 40.59	$ 37.31	$ 30.67	$ 39.74	$ 73.41
Income (loss) from investment operations: Net investment income (loss)[c]	.04	.22	.04	.04	(.02)	(.08)
Net realized and unrealized gain (loss) on investment transactions	2.33	5.56	3.26	6.60	(9.03)	(25.88)
Total from investment operations	2.37	5.78	3.30	6.64	(9.05)	(25.96)
Less distributions from: Net investment income	(.07)	(.17)	(.02)	—	—	—
Net realized gain on investment transactions	—	—	—	—	(.02)	(7.71)
Total distributions	(.07)	(.17)	(.02)	—	(.02)	(7.71)
Redemption fees	.00***	.00***	—	—	—	—
Net asset value, end of period	$ 48.50	$ 46.20	$ 40.59	$ 37.31	$ 30.67	$ 39.74
Total Return (%)	5.11**	14.23	8.90[e]	21.65	(22.82)	(38.60)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	97	96	92	140	128	202
Ratio of expenses before expense reductions (%)	.92*	.89	1.01	.97	.85[d]	.88
Ratio of expenses after expense reductions (%)	.91*	.89	1.00	.97	.85[d]	.88
Ratio of net investment income (loss) (%)	.21*	.52	.10	.12	(.04)	(.16)
Portfolio turnover rate (%)	20*	19	12	22	13	35

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from July 17, 2000 (commencement of operations of Class S shares) to September 30, 2000.

[c] Based on average shares outstanding during the period.

[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.

[e] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended September 30,	2006[a]	2005	2004	2003	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 46.23	$ 40.64	$ 37.32	$ 30.66	$ 35.71
Income (loss) from investment operations: Net investment income (loss)[c]	.09	.31	.12	.08	(.01)
Net realized and unrealized gain (loss) on investment transactions	2.32	5.57	3.27	6.58	(5.04)
Total from investment operations	2.41	5.88	3.39	6.66	(5.05)
Less distributions from: Net investment income	(.19)	(.29)	(.07)	—	—
Redemption fees	.00***	.00***	—	—	—
Net asset value, end of period	$ 48.45	$ 46.23	$ 40.64	$ 37.32	$ 30.66
Total Return (%)	5.22d**	14.53[d]	9.08	21.72	(14.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	29	20	17.565		.858
Ratio of expenses before expense reductions (%)	.78*	.70	.84	.85	.85*
Ratio of expenses after expense reductions (%)	.72*	.70	.84	.85	.85*
Ratio of net investment income (loss) (%)	.40*	.71	.26	.24	(.05)*
Portfolio turnover rate (%)	20*	19	12	22	13

[a] For the six months ended March 31, 2006 (Unaudited).

[b] For the period from August 19, 2002, (commencement of operations of Institutional Class shares) to September 30, 2002.

[c] Based on average shares outstanding during the period.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Capital Growth Fund (formerly Scudder Capital Growth Fund) (the "Fund") is a diversified series of DWS Investment Trust (formerly Investment Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to limited groups of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charge. Shares of Class AARP were designed for members of AARP (see Note C, under the caption Other Related Parties). Class AARP and S shares are not subject to initial or contingent deferred sales charges. Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2005, the Fund had a net tax basis capital loss carryforward of approximately $575,225,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2010 ($134,751,000), September 30, 2011 ($270,168,000), and September 30, 2012 ($170,306,000) the respective expiration dates, whichever occurs first.

In addition, the Fund also inherited approximately $542,649,000 of additional capital loss carryforward from its merger with Scudder Growth Fund (Note H), which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($306,467,000), September 30, 2010 ($141,103,000), and September 30, 2011 ($95,078,000) the respective expiration dates, whichever occurs first, subject to certain limitations under Sections 381-384 of the Internal Revenue Code.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $190,754,365 and $335,503,494, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement was computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.580%
Next $750 million of such net assets	.550%
Next $1.5 billion of such net assets	.530%
Next $2.5 billion of such net assets	.510%
Next $2.5 billion of such net assets	.480%
Next $2.5 billion of such net assets	.460%
Next $2.5 billion of such net assets	.440%
Over $12.5 billion of such net assets	.420%

Accordingly, for the six months ended March 31, 2006, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.54% of the Fund's average daily net assets.

For the period from March 14, 2005 through November 30, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of each class at 0.82%, 1.01%, 0.99%, 0.72%, 0.80% and 0.93% of average daily net assets for Class A, B, C, Institutional, AARP and S shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees, trustee and trustee counsel fees and organization and offering expenses). For Class R shares, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Fund to the extent necessary to maintain the Fund's total operating expenses of the class at 1.46% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and trustee and trustee counsel fees).

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, shareholder service agent and dividend-paying agent for Class A, B, C, R and Institutional Class of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, shareholder service agent and dividend-paying agent for Class AARP and S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend-paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended March 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2006
Class A	$ 879,386	$ 112,120	$ 249,491
Class B	205,042	56,894	73,269
Class C	53,969	—	37,047
Class R	1,502	—	339
Class AARP	819,271	55,828	268,138
Class S	134,539	—	49,636
Institutional Class	8,118	5,240	1,159
	$ 2,101,827	$ 230,082	$ 679,079

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC has retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DWS-SFAC for accounting services aggregated $81,978, of which $10,982 was unpaid.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of Class B, C and R shares, respectively. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the six months ended March 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2006
Class B	$ 292,899	$ 47,431
Class C	127,756	21,900
Class R	1,692	359
	$ 422,347	$ 69,690

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B, C and R shareholders at an annualized rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2006	Annualized Effective Rate
Class A	$ 1,006,308	$ 178,368.24%
Class B	95,391	14,469.24%
Class C	41,402	7,170.24%
Class R	1,616	866.24%
	$ 1,144,717	$ 200,873

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2006 aggregated $28,766.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2006, the CDSC for Class B and C shares aggregated $146,216 and $821, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DeIM, the Advisor is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $13,920, of which $6,240 is unpaid.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo will be phased out in 2006. The funds will continue to be managed by Deutsche Asset Management and its affiliates.

D. Expense Reductions

For the six months ended March 31, 2006, the Advisor agreed to reimburse the Fund $48,258, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2006, the Fund's custodian fees were reduced by $157 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.1 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	780,493	$ 36,733,520	1,371,526	$ 59,377,235
Class B	50,248	2,291,252	111,167	4,682,191
Class C	86,709	3,953,698	160,731	6,758,392
Class R	14,790	697,090	18,211	791,668
Class AARP	295,415	13,969,825	590,451	25,615,329
Class S	219,480	10,472,684	380,164	16,477,604
Institutional Class	206,102	9,977,542	98,284	4,244,257
		$ 78,095,611		$ 117,946,676
Shares issued in tax-free reorganization*
Class A	—	—	17,505,087	$ 748,867,619
Class B	—	—	1,579,944	65,741,488
Class C	—	—	427,243	17,790,391
Institutional Class	—	—	9,634	414,827
		$ —		$ 832,814,325
Shares issued to shareholders in reinvestment of distributions
Class A	—	$ —	3,709	$ 164,186
Class AARP	45,557	2,184,449	111,388	4,805,304
Class S	2,915	139,901	8,823	380,789
Institutional Class	215	10,292	313	13,478
		$ 2,334,642		$ 5,363,757
Shares redeemed
Class A	(2,137,857)	$ (100,817,929)	(2,977,120)	$ (129,886,966)
Class B	(425,213)	(19,334,839)	(771,743)	(32,561,870)
Class C	(141,736)	(6,414,107)	(307,912)	(12,964,812)
Class R	(3,000)	(142,698)	(3,385)	(145,887)
Class AARP	(1,751,339)	(83,395,556)	(3,959,140)	(171,259,429)
Class S	(299,732)	(14,223,464)	(577,367)	(25,053,036)
Institutional Class	(40,245)	(1,915,673)	(79,860)	(3,458,850)
		$ (226,244,266)		$ (375,330,850)
Redemption fees		$ 1,389		$ 5,108
Net increase (decrease)
Class A	(1,357,364)	$ (64,083,477)	15,903,202	$ 678,525,066
Class B	(374,965)	(17,043,556)	919,368	37,862,192
Class C	(55,027)	(2,460,350)	280,062	11,584,342
Class R	11,790	554,392	14,826	645,781
Class AARP	(1,410,367)	(67,241,282)	(3,257,301)	(140,837,679)
Class S	(77,337)	(3,610,624)	(188,380)	(8,194,515)
Institutional Class	166,072	8,072,273	28,371	1,213,829
		$ (145,812,624)		$ 580,799,016

* On March 11, 2005, the Scudder Growth Fund was acquired by the Fund through a tax-free reorganization.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to the regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission, the New York Attorney General and the Illinois Secretary of State providing for payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and they have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to take adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together in April 2002 as a result of the various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. DeAM is also engaged in settlement discussions with the Enforcement Staffs of the SEC and the NASD regarding DeAM's practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In addition, on January 13, 2006, DWS Scudder Distributors, Inc. received a Wells notice from the Enforcement Staff of the NASD regarding DWS Scudder Distributors' payment of non-cash compensation to associated persons of NASD member firms, as well as DWS Scudder Distributors' procedures regarding non-cash compensation regarding entertainment provided to such associated persons.

H. Acquisition of Assets

On March 14, 2005, the Fund acquired all of the net assets of Scudder Growth Fund pursuant to a plan of reorganization approved by shareholders on February 24, 2005. The acquisition was accomplished by a tax-free exchange of 83,136,511 Class A shares, 8,394,731 Class B shares, 2,230,369 Class C shares and 44,401 Class I shares of Scudder Growth Fund, respectively, for 17,505,087 Class A shares, 1,579,944 Class B shares, 427,243 Class C shares and 9,634 Institutional Class shares of Scudder Capital Growth Fund, respectively, outstanding on March 11, 2005. Scudder Growth Fund net assets at that date of $832,814,325, including $176,183,466 of net unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,191,823,971. The combined net assets of the Fund immediately following the acquisition were $2,024,638,296.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Account Management Resources

For shareholders of Classes A, B, C and Institutional
Automated Information Lines

InvestorACCESS (800) 972-3060

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Insitutional Class
Nasdaq Symbol	SDGAX	SDGBX	SDGCX	SDGTX
CUSIP Number	23338J 103	23338J 202	23338J 301	23338J 707
Fund Number	498	698	798	564
For shareholders of Class R
Automated Information Lines	DWS Scudder Flex Plan Access (800) 532-8411 ?? 24-hour access to your retirement plan account.
Web Site

www.dws-scudder.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	SDGRX
CUSIP Number	23338J 608
Fund Number	1508
For shareholders of Class AARP and Class S
Automated Information Lines	SAILTM (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class AARP	Class S
Nasdaq Symbol	ACGFX	SCGSX
Fund Number	198	398

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Deutsche Asset Management, Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class S only:

DWS Scudder
Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

February 2006

Notes

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may also submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Capital Growth Fund, a series of DWS Investment Trust

By:	/s/Michael Colon
Michael Colon

President

Date:	May 30, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	May 30, 2006